Exhibit 99.1

Prepared by:
Richard G. Gaalema
Kitchens Kelley Gaynes, PC
5555 Glenridge Connector
Glenridge Highlands One, Suite 800
Atlanta, GA 30342

NOTE, MORTGAGE AND LOAN AGREEMENT MODIFICATION AGREEMENT

THIS NOTE, MORTGAGE AND LOAN AGREEMENT MODIFICATION AGREEMENT (“Modification”) is made and entered into effective as of the 30th day of December, 2013, by and among SUMTER VALLEY PROPERTY HOLDINGS, LLC and GEORGETOWN HC&R PROPERTY HOLDINGS, LLC (hereinafter collectively referred to as the “Borrowers”) and METRO CITY BANK (hereinafter referred to as “Lender”).

W I T N E S S E T H :

WHEREAS, Borrowers and Lender are parties to that certain Loan Agreement dated as of December 31, 2012 (the “Loan Agreement”), pursuant to which Lender agreed to loan Borrowers funds for the acquisition of two skilled nursing facilities in South Carolina (the “Loan”), as more particularly outlined in the Loan Agreement;

WHEREAS, in connection with the Loan, Borrowers executed and delivered to Lender a Promissory Note dated December 31, 2012, in the original principal amount of Six Million Nine Hundred Fifty Thousand 00/100ths Dollars ($6,950,000.00) payable to Lender (said Note being hereinafter referred to as the "Note"); and

WHEREAS, the parties desire to amend the Note to: (1) increase the loan amount to Nine Million and 00/100ths Dollars ($9,000,000.00) and (2) extend the maturity date to February 1, 2015, and the parties desire to amend the Loan Agreement as more particularly described herein.

NOW, THEREFORE, for and in consideration of TEN AND NO/100 ($10.00) DOLLARS, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:

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1.
Borrowers and Lender acknowledge and agree that the original principal balance due under the Note is Nine Million and 00/100ths Dollars ($9,000,000.00). All references to the Loan amount in the Note, the Loan Agreement and any other loan documents executed in connection with the Note shall be adjusted accordingly.

2.
Borrowers and Lender acknowledge and agree that the maturity date of the Note shall be extended from February 1, 2014 through and including February 1, 2015, and that all references to the maturity date in the Note, the Loan Agreement and any other loan documents executed in connection with the Note shall be adjusted accordingly.

3.
The parties agree that all references to a loan commitment letter dated December 24, 2012 shall now reflect a loan commitment letter dated December 16, 2013 and signed by Borrowers on December 18, 2013. Moreover, the parties acknowledge and agree as follows:

(a)
that the allocation of the Loan shall be $5,000,000 to the acquisition of the skilled nursing facility known as the Sumter Property and $4,000,000 to the acquisition of the skilled nursing facility known as the Georgetown Property;

(b)
that Lender is holding $585,440 as additional Cash Collateral Deposits, allocated as follows: (i) Sumter Property - $200,000 as a project fund, and $211,200 in a certificate of deposit; and (ii) Georgetown Property - $174,240 in a certificate of deposit;

(c)
In connection with this Modification, Lender is requiring that Borrowers increase the Cash Collateral Deposits held by Lender by a total amount of $200,000, which increased Deposit amount may be paid in equal monthly installments of $14,000 per month until the total reaches $200,000 or until the Loan is refinanced or pre-paid and which installments are allocated as follows: (i) Sumter Property - $7,750 per month and (ii) Georgetown Property - $6,250 per month.

(d)	notwithstanding anything in the Note or any other Loan document to the contrary, Lender is entitled to no prepayment penalty if the Loan is refinanced with USDA B&I loans or paid at maturity.

4.
Except as expressly set forth herein, all other terms and conditions of the Note shall remain in full force and effect. In no event shall this Modification, or any provision hereof, in any way be held to invalidate or impair any right or remedy granted Lender under the terms of the Note evidencing Borrower’s indebtedness to Lender. This Modification shall not be considered a novation, and nothing contained herein shall be deemed to extinguish any part of the original Note, Mortgages or other collateral given to secure the Note, including but not limited to that certain Mortgage of Real Estate Security Agreement and Financing Statement from Sumter Valley Property Holdings, LLC dated December 31, 2012, recorded January 7, 2013 in Book 1181, Page 2024, Sumter County, South Carolina and that certain Mortgage of Real Estate Security Agreement and Financing Statement from Georgetown HC&R Property Holdings, LLC

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dated December 31, 2012, recorded January 7, 2013 in Book 2062, Page 134, Georgetown County, South Carolina (the “Mortgages”) shall now secure the Note as modified and the maximum indebtedness under the Mortgages shall now be $9,000,000.00.

5.	This Modification shall be construed in accordance with the laws of the State of Georgia and shall be binding upon the parties hereto, their successors and assigns.

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IN WITNESS WHEREOF, Borrowers and Lender have hereunto set their hands and seals as of the date first written above.

WITNESSES:	SUMTER VALLEY PROPERTY HOLDINGS, LLC a Georgia limited liability company

__________________________         By:                    (SEAL)
Boyd P. Gentry, Manager
__________________________

STATE OF GEORGIA)

COUNTY OF     FULTON)

I, ___________________________, Notary Public for ___________ do hereby certify that Boyd P. Gentry as Manager of Sumter Valley Property Holdings, LLC, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and seal this the ________ day of December, 2013.

______________________________________
NOTARY PUBLIC FOR _____________

MY COMMISSION EXPIRES: ______

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WITNESSES:	GEORGETOWN HC&R PROPERTY HOLDINGS, LLC, a Georgia limited liability company

__________________________         By:                    (SEAL)
Boyd P. Gentry, Manager
__________________________

STATE OF GEORGIA)

COUNTY OF FULTON)

I, ___________________________, Notary Public for ___________ do hereby certify that Boyd P. Gentry as Manager of Georgetown HC&R Property Holdings, LLC, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and seal this the ________ day of December, 2013.

______________________________________
NOTARY PUBLIC FOR ___________

MY COMMISSION EXPIRES: ______

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WITNESSES:	METRO CITY BANK, a Georgia banking company

__________________________         By:
Its:___________________________
__________________________

STATE OF GEORGIA)

COUNTY OF GWINNETT)

I, ___________________________, Notary Public for Georgia do hereby certify that ______________as the _________ of Metro City Bank, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and seal this the ________ day of December, 2013.

______________________________________
NOTARY PUBLIC FOR GEORGIA

MY COMMISSION EXPIRES: ______

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The undersigned Guarantors hereby acknowledges and agree with the foregoing increase in the loan amount and extension of the maturity date and acknowledge that the amounts set forth in the loan documents including the Guaranty Agreements are modified accordingly:

WITNESSES:	GEORGETOWN HC&R NURSING, LLC, a Georgia limited liability company

__________________________         By:                    (SEAL)
Boyd P. Gentry, Manager
__________________________

STATE OF GEORGIA)

COUNTY OF     FULTON)

I, ___________________________, Notary Public for _______________ do hereby certify that Boyd P. Gentry as Manager of Georgetown HC&R Nursing, LLC, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and seal this the ________ day of December, 2013.

______________________________________
NOTARY PUBLIC FOR _______________

MY COMMISSION EXPIRES: ______

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WITNESSES:	SUMTER N&R, LLC, a Georgia limited liability company

__________________________         By:                    (SEAL)
Boyd P. Gentry, Manager
__________________________

STATE OF GEORGIA)

COUNTY OF     FULTON)

I, ___________________________, Notary Public for _______________ do hereby certify that Boyd P. Gentry as Manager of Sumter N&R, LLC, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and seal this the ________ day of December, 2013.

______________________________________
NOTARY PUBLIC FOR _______________

MY COMMISSION EXPIRES: ______

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WITNESSES:	ADCARE HEALTH SYSTEMS, INC., a Georgia corporation

__________________________         By:
Boyd P. Gentry, President and Chief Executive Officer
__________________________
(Corporate Seal)

STATE OF GEORGIA)

COUNTY OF FULTON)

I, ___________________________, Notary Public for _______________ do hereby certify that Boyd P. Gentry as President and Chief Executive Officer of Adcare Health Systems, Inc., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and seal this the ________ day of December, 2013.

______________________________________
NOTARY PUBLIC FOR _______________

MY COMMISSION EXPIRES: ______

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